UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

Hasbro, Inc.
(Exact name of registrant as specified in its charter)
Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02861
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (401) 431-8697
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.

On July 14, 2015 Hasbro, Inc. ("Hasbro") and Cartamundi NV issued a press release announcing that they had signed a letter of intent pursuant to which Hasbro will sell its East Longmeadow, Massachusetts and Waterford, Ireland manufacturing facilities to the Cartamundi Group.  A copy of that press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                          Financial Statements and Exhibits

(d) Exhibits

99.1  Hasbro, Inc. and Cartamundi NV Press Release, dated July 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: July 14, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Hasbro, Inc. and Cartamundi NV Press Release, dated July 14, 2015.